1
Exhibit
32
CERTIFICATION
PURSUANT
TO 18
U.S.C.
SECTION
1350,
AS ADOPTED
PURSUANT
TO
SECTION
906 OF
THE SARBANES-OXLEY
ACT OF
2002
In
connection
with
the
quarterly
report
of
Lesaka
Technologies,
Inc.
(“Lesaka”)
on
Form 10-Q
for
the
quarter
ended
September
30,
2026,
as
filed
with
the
Securities
and
Exchange
Commission on
the
date
hereof
(the
“Report”),
Ali
Mazanderani
and
Dan
Smith,
Executive
Chairman
and
Group
Chief
Financial
Officer,
respectively,
of
Lesaka,
certify,
pursuant
to 18 U.S.C.
§ 1350, that
to their knowledge:
1.
The Report
fully complies
with the
requirements
of Section
13(a)
or 15(d) of the
Securities Exchange
Act of
1934, as amended;
and
2.
The information
contained
in the Report
fairly presents,
in all material
respects,
the financial
condition and
results of operations
of Lesaka.
Date: November
4, 2026
/s/: Ali Mazanderani
Name: Ali
Mazanderani
Executive
Chairman
Date: November
4, 2026
/s/: Dan
Smith
Name: Dan
Smith
Group Chief
Financial
Officer